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                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)      December 1, 1995
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                                MBf USA, Inc.
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             (Exact name of registrant as specified in its charter)


       Oklahoma                      0-17458                      73-1326131
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(State of or other                (Commission                    (IRS Employer
jurisdiction of                   File Number)                   Identification
incorporation)                                                      Number)


500 Park Boulevard, Suite 1260, Itasca, Illinois                     60143
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(Address of principal executive offices)                           (Zip Code)


Registrant's telephone number, including area code       (708) 285-9191
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     N/A
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(Former name or former address, if changed since last report)

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ITEM 5.  OTHER EVENTS.

         MBf USA, Inc. (the "Company") received an extension of its temporary exception until December 15, 1995 from The Nasdaq Stock Market's SmallCap listing requirements, contingent upon the execution of the Company's planned one-for-ten reverse split of its Common Stock which the Company intends to effect on or before December 15, 1995.

         In order to satisfy such listing requirements of The Nasdaq SmallCap Stock Market, the Company's shares must also maintain a minimum bid price at or above one dollar ($1) for ten consecutive trading days subsequent to the effecting of the reverse split. In the interim, the Company's shares will continue to be traded under the symbol MBFAC.





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EXHIBITS

         99.     ADDITIONAL EXHIBITS.

                 1.       Press Release dated December 1, 1995









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                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                               MBf USA, Inc.
                                               (Registrant)



DATE:  December 8, 1995               By:      /s/ Stephen Tan
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                                      Name:    Stephen Tan
                                      Title:   Chief Financial Officer








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